                        INDEX OF 1996 AUDITORS' REPORTS

Deloitte and Touche LLP
                              107-145 WEST 135TH STREET ASSOCIATES
                              ALGONQUIN TOWER LIMITED PARTNERSHIP
                              ALL HALLOWS ASSOCIATES
                              ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP
                              ANGLERS MANOR ASSOCIATES
                              ANTIOCH APARTMENTS, LTD.
                              ARVADA HOUSE ASSOCIATES
                              AUDOBON PARK ASSOCIATES
                              BALDWIN OAKS ELDERLY, LTD.
                              BALDWIN TOWERS ASSOCIATES
                              BASSWOOD MANOR LIMITED PARTNERSHIP
                              BAYVIEW HUNTERS POINT APARTMENTS
                              BENSALEM GARDENS ASSOCIATES
                              BERKLEY LIMITED PARTNERSHIP
                              BLOOMSBURG ELDERLY ASSOCIATES
                              BRIARWOOD APARTMENTS
                              BRIGHTWOOD MANOR ASSOCIATES
                              BRINTON MANOR NO. 1 ASSOCIATES
                              BRINTON TOWERS ASSOCIATES
                              BROOKSIDE APARTMENTS ASSOCIATES
                              BUENA VISTA APARTMENTS, LTD.
                              CABELL ASSOCIATES OF LAKEVIEW
                              CALIFORNIA SQUARE II LIMITED PARTNERSHIP
                              CALIFORNIA SQUARE LIMITED PARTNERSHIP
                              CAMPBELL HEIGHTS ASSOCIATES
                              CANTERBURY GARDENS ASSOCIATES
                              CAPITAL PARK LIMITED PARTNERSHIP
                              CAROLINE ARMS LIMITED PARTNERSHIP
                              CENTER SQUARE ASSOCIATES
                              CENTRAL VILLAGE ASSOCIATES
                              CHAPEL NDP
                              CHEEK ROAD LIMITED PARTNERSHIP
                              CLAY COURTS ASSOCIATES
                              COLLEGE HEIGHTS
                              COLLEGE PARK APARTMENTS
                              COLLEGE PARK ASSOCIATES
                              COMMUNITY DEVELOPERS OF HIGH POINT
                              CONGRESS PARK ASSOCIATES II
                              COPPERWOOD II LIMITED
                              COPPERWOOD LIMITED
                              CUMBERLAND COURT ASSOCIATES
                              DARBY TOWNHOUSES ASSOCIATES
                              DARBY TOWNHOUSES LIMITED PARTNERSHIP
                              DARBYTOWN DEVELOPMENT ASSOCIATES
                              DELCAR-S, LTD.
                              DELCAR-T, LTD.
                              DIP LIMITED PARTNERSHIP
                              DIP LIMITED PARTNERSHIP--II
                              DIP LIMITED PARTNERSHIP--III
                              DISCOVERY LIMITED PARTNERSHIP
                              DORAL GARDENS ASSOCIATES
                              DORAL LIMITED PARTNERSHIP
                              DUQUESNE ASSOCIATES NO. 1
                              EDMOND ESTATES LIMITED PARTNERSHIP
                              ELDEN LIMITED PARTNERSHIP
                              ESBRO LIMITED PARTNERSHIP
                              FAIRMEADOWS LIMITED PARTNERSHIP
                              FAIRMONT #1 LIMITED PARTNERSHIP
                              FAIRMONT #2 LIMITED PARTNERSHIP
                              FAIRVIEW HOMES ASSOCIATES
                              FAIRWOOD ASSOCIATES

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997

                        INDEX OF 1996 AUDITORS' REPORTS

                              FEDERAL SQUARE VILLAGE
                              FIELD ASSOCIATES
                              FOREST GREEN LIMITED PARTNERSHIP
                              FOREST PARK ELDERLY ASSOCIATES
                              FORRESTER GARDENS, LTD.
                              FORT CARSON ASSOCIATES
                              FOXWOOD MANOR ASSOCIATES
                              FRANKLIN CHAPEL HILL ASSOCIATES
                              FRANKLIN EAGLE ROCK ASSOCIATES
                              FRANKLIN PARK LIMITED PARTNERSHIP
                              FRANKLIN PHEASANT RIDGE ASSOCIATES
                              FRANKLIN RIDGEWOOD ASSOCIATES
                              FRANKLIN WOODS ASSOCIATES
                              FRIENDSET HOUSING COMPANY
                              FRIO HOUSING, LTD.
                              G.W. CARVER LIMITED
                              GALION LIMITED PARTNERSHIP
                              GARFIELD HILL ASSOCIATES
                              GATEWAY VILLAGE ASSOCIATES
                              GLADYS HAMPTON HOUSES ASSOCIATES
                              GOLDEN APARTMENTS I
                              GOLDEN APARTMENTS II
                              GRANDVIEW APARTMENTS
                              GREATER MOUNT CALVARY TERRACE, LTD.
                              GREATER RICHMOND COMMUNITY DEVELOPMENT
                                CORP. I AND ASSOCIATES
                              GREATER RICHMOND COMMUNITY DEVELOPMENT
                                CORP. II AND ASSOCIATES
                              GREEN MOUNTAIN MANOR LIMITED PARTNERSHIP
                              GRIFFITH LIMITED PARTNERSHIP
                              GULFWAY LIMITED PARTNERSHIP
                              H.R.H. PROPERTIES, LTD.
                              HAMILTON HEIGHTS ASSOCIATES
                              HAROLD HOUSE LIMITED PARTNERSHIP
                              HATILLO HOUSING ASSOCIATES
                              HICKORY RIDGE ASSOCIATES, LTD.
                              HILLCREST GREEN APARTMENTS, LTD.
                              HILLSIDE VILLAGE ASSOCIATES
                              HILLTOP APARTMENTS ASSOCIATES
                              HILLTOP LIMITED PARTNERSHIP
                              HUDSON TERRACE ASSOCIATES
                              HURBELL II LIMITED PARTNERSHIP
                              HURBELL III LIMITED PARTNERSHIP
                              INDIAN VALLEY I LIMITED PARTNERSHIP
                              INDIAN VALLEY II LIMITED PARTNERSHIP
                              INDIAN VALLEY III LIMITED PARTNERSHIP
                              INGRAM SQUARE APARTMENTS, LTD.
                              JAMESTOWN VILLAGE ASSOCIATES
                              JERSEY PARK ASSOCIATES
                              JFK ASSOCIATES
                              JOHNSTON SQUARE ASSOCIATES
                              JVL 16 ASSOCIATES
                              JVL 18 ASSOCIATES
                              JVL 19 ASSOCIATES
                              JVL LIMITED
                              KENNEDY HOMES LIMITED PARTNERSHIP
                              KEY PARKWAY WEST ASSOCIATES
                              KIMBERLY ASSOCIATES LIMITED PARTNERSHIP
                              LA SALLE APARTMENTS
                              LA VISTA ASSOCIATES
                              LAFAYETTE MANOR ASSOCIATES
                              LAFAYETTE TOWNE ELDERLY, LTD.
                              LAFAYETTE TOWNE FAMILY, LTD.
                              LAKE FOREST APARTMENTS
                              LAS AMERICAS HOUSING ASSOCIATES
                              LASSEN ASSOCIATES

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997

                        INDEX OF 1996 AUDITORS' REPORTS

                              LAUREL GARDENS
                              LEWISBURG ASSOCIATES
                              LEWISBURG ELDERLY ASSOCIATES
                              LINCMAR ASSOCIATES
                              LINCOLN PARK ASSOCIATES
                              LOCK HAVEN ELDERLY ASSOCIATES
                              LOCK HAVEN GARDENS ASSOCIATES
                              LORING TOWERS APARTMENTS LIMITED PARTNERSHIP
                              M&P DEVELOPMENT COMPANY
                              MAPLE HILL ASSOCIATES
                              MAPLE PARK EAST LIMITED PARTNERSHIP
                              MAPLE PARK WEST LIMITED PARTNERSHIP
                              MAYFAIR MANOR LIMITED PARTNERSHIP
                              MEADOWOOD APARTMENTS--PHASE I
                                (MEADOWOOD ASSOCIATES)
                              MEADOWOOD APARTMENTS--PHASE II
                                (MEADOWOOD ASSOCIATES)
                              MEADOWOOD ASSOCIATES III, LTD.
                              MEADOWOOD TOWNHOUSES I LIMITED PARTNERSHIP
                              MEADOWOOD TOWNHOUSES III LIMITED PARTNERSHIP
                              MEADOWS APARTMENTS LIMITED PARTNERSHIP
                              MEADOWS EAST APARTMENTS LIMITED PARTNERSHIP
                              MENLO LIMITED PARTNERSHIP
                              MERCED COMMONS I
                              MERCED COMMONS II
                              MILL STREET ASSOCIATES
                              MIRAMAR HOUSING ASSOCIATES
                              MONTBLANC GARDEN APARTMENTS ASSOCIATES
                              MONTBLANC HOUSING ASSOCIATES
                              MORRISANIA TOWERS HOUSING COMPANY
                              MOSS GARDENS LTD.
                              MURPHY BLAIR ASSOCIATES III
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND I
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND III
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND IV
                              NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                              NATIONAL HOUSING PARTNERSHIP RESI ASSOCIATES I NEW LAKE VILLAGE APARTMENTS
                              NEW WEST 111TH STREET HOUSING COMPANY
                              NEW WEST 111TH STREET TWO ASSOCIATES
                              NEWTON HILL LIMITED PARTNERSHIP
                              NORTHGATE VILLAGE LIMITED PARTNERSHIP
                              NORTHLAKE TERRACE ASSOCIATES
                              NORTHWEST TERRACE ASSOCIATES
                              OAKLAND VILLAGE TOWNHOUSE ASSOCIATES
                              OCALA PLACE, LTD.
                              OLDE RIVERTOWN VENTURE
                              ONE LYTLE PLACE
                              ONE WEST CONWAY ASSOCIATES
                              ORANGE VILLAGE ASSOCIATES
                              PALM HOUSE LIMITED PARTNERSHIP
                              PARK AVENUE WEST I LIMITED PARTNERSHIP
                              PARK AVENUE WEST II LIMITED PARTNERSHIP
                              PARK CREEK LIMITED PARTNERSHIP
                              PAVILION ASSOCIATES
                              PERSHING WATERMAN PHASE I
                              PLACE ONE LIMITED PARTNERSHIP
                              POINT WEST LIMITED PARTNERSHIP
                              PORTFOLIO PROPERTIES EIGHT ASSOCIATES
                              PORTFOLIO PROPERTIES FIVE ASSOCIATES
                              PORTFOLIO PROPERTIES NINE ASSOCIATES
                              PORTFOLIO PROPERTIES SEVEN ASSOCIATES
                              PORTFOLIO PROPERTIES SIX ASSOCIATES
                              PORTFOLIO PROPERTIES TEN ASSOCIATES
                              PORTFOLIO PROPERTIES THREE ASSOCIATES
                              PORTFOLIO PROPERTIES TWELVE ASSOCIATES
                              PORTFOLIO PROPERTIES TWO ASSOCIATES

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997

                        INDEX OF 1996 AUDITORS' REPORTS

                              PORTLAND PLAZA PARTNERSHIP
                              PORTNER PLACE ASSOCIATES
                              POST STREET ASSOCIATES
                              PUEBLO APARTMENTS ASSOCIATES, LTD.
                              PW III ASSOCIATES LIMITED PARTNERSHIP
                              PW IV ASSOCIATES LIMITED PARTNERSHIP
                              RI-15 LIMITED PARTNERSHIP
                              RICHLIEU ASSOCIATES
                              RIVER FRONT APARTMENTS LIMITED PARTNERSHIP
                              RIVER WOODS ASSOCIATES
                              RIVERVIEW II ASSOCIATES
                              ROCKWELL LIMITED PARTNERSHIP
                              ROLLING MEADOWS OF ADA, LTD.
                              ROYAL TOWERS LIMITED PARTNERSHIP
                              RUFFIN ROAD ASSOCIATES
                              RUTHERFORD PARK TOWNHOUSES ASSOCIATES
                              SAN JOSE LIMITED PARTNERSHIP
                              SAN JUAN DEL CENTRO LIMITED PARTNERSHIP
                              SENCIT TOWNE HOUSE LIMITED PARTNERSHIP
                              SHERMAN TERRACE ASSOCIATES
                              SHOREVIEW APARTMENTS
                              SITE 10 COMMUNITY ALLIANCE ASSOCIATES
                              SNI DEVELOPMENT COMPANY
                              SOUTHMONT APARTMENTS
                              SOUTHRIDGE APARTMENTS LIMITED PARTNERSHIP
                              SOUTHWARD LIMITED PARTNERSHIP
                              SPRING BRIGHT LIMITED PARTNERSHIP
                              SPRING MEADOW LIMITED PARTNERSHIP
                              SPRUCE LIMITED PARTNERSHIP
                              SPRUCE PALM LIMITED PARTNERSHIP
                              STAFFORD APARTMENTS
                              STOCK ISLAND LIMITED PARTNERSHIP
                              STOREY MANOR ASSOCIATES
                              STRAWBRIDGE SQUARE ASSOCIATES LIMITED PARTNERSHIP SUMMERSONG TOWNHOUSES LIMITED PARTNERSHIP
                              SUNRISE ASSOCIATES
                              SUNSET PLAZA APARTMENTS
                              SUSQUEHANNA VIEW LIMITED PARTNERSHIP
                              TIMBERLAKE APARTMENTS LIMITED PARTNERSHIP
                              TIMUQUANA PARK ASSOCIATES
                              TINKER CREEK LIMITED PARTNERSHIP
                              TOWN NORTH
                              TOWNVIEW TOWERS I PARTNERSHIP, LTD.
                              TREESLOPE APARTMENTS ASSOCIATES
                              TRINITY APARTMENTS
                              TRINITY TOWERS-14TH STREET ASSOCIATES, LTD.
                              UNITED HANDICAP FEDERATION APARTMENT ASSOCIATES UNITED HOUSE ASSOCIATES
                              UNITED HOUSING PARTNERS-CARBONDALE, LTD.
                              UNITED REDEVELOPMENT ASSOCIATES
                              UNIVERSITY PLAZA ASSOCIATES
                              VANTAGE '78
                              VILLA DE GUADALUPE ASSOCIATES
                              VILLAGE CIRCLE APARTMENTS, LTD.
                              VILLAGE GREEN LIMITED PARTNERSHIP
                              VILLAGE PARK II
                              VISTAS DE SAN JUAN ASSOCIATES
                              WAICO APARTMENTS ASSOCIATES
                              WAICO PHASE II ASSOCIATES
                              WALDEN OAKS ASSOCIATES
                              WALMSLEY TERRACE ASSOCIATES
                              WALNUT HILLS ASSOCIATES, LTD.
                              WASH-WEST PROPERTIES
                              WASHINGTON MANOR LIMITED PARTNERSHIP
                              WATERS TOWERS ASSOCIATES

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997

                        INDEX OF 1996 AUDITORS' REPORTS

                              WEST OAK VILLAGE LIMITED PARTNERSHIP
                              WHITEFIELD PLACE, LTD.
                              WIGAR LIMITED PARTNERSHIP
                              WOODMARK LIMITED PARTNERSHIP
                              YADKIN ASSOCIATES

Edwards Leap & Sauer
                              BUFFALO VILLAGE ASSOCIATES
                              GENESSEE GARDENS ASSOCIATES
                              IDA TOWER

Fishbein & Company, P.C.
                              FRANKLIN HOUSING ASSOCIATES
                              FRANKLIN NEW YORK AVENUE ASSOCIATES

Freeman and Vessillo
                              CHATEAU GARDENS
                              CLUB APARTMENT ASSOCIATES
                              COUNTRY VILLA ASSOCIATES, L.P.
                              COUNTRYBROOK ASSOCIATES
                              CROSS CREEK LIMITED PARTNERSHIP
                              GRANDLAND REALTY ASSOCIATES, LTD.
                              KEMAR TOWNHOUSE ASSOCIATES, L.P.
                              LAKELAND EAST LIMITED PARTNERSHIP
                              MARTEN MANOR REALTY ASSOCIATES L.P.

Friduss, Lukee, Schiff &
  Co., P.C.
                              62ND STREET LIMITED PARTNERSHIP
                              CENTRAL WOODLAWN LIMITED PARTNERSHIP

Goldenberg Rosenthal
  Friedlander
                              ACADEMY GARDEN ASSOCIATES
                              BRUNSWICK VILLAGE LIMITED PARTNERSHIP
                              BUCKINGHAM HALL ASSOCIATES
                              CHURCHVIEW GARDENS ASSOCIATES
                              CHURCHVIEW GARDENS LIMITED PARTNERSHIP


Hansen, Hunter & Kibbee, P.C.

                              FRANKLIN CHANDLER ASSOCIATES
                              HAINES ASSOCIATES LIMITED PARTNERSHIP
                              KING-BELL ASSOCIATES
                              MONMOUTH ASSOCIATES LIMITED PARTNERSHIP
                              PENDLETON RIVERSIDE APARTMENTS OREG., LTD.
                              PENN HALL ASSOCIATES LIMITED PARTNERSHIP
                              RODEO DRIVE LIMITED PARTNERSHIP
                              SOUTH MOUNTAIN TERRACE, LTD.

J.A. Plumer & Co.
                              630 EAST LINCOLN AVENUE ASSOCIATES
                              ASPEN STRATFORD APARTMENTS COMPANY B
                              ASPEN STRATFORD APARTMENTS COMPANY C
                              ATHENS ARMS ASSOCIATES
                              BENJAMIN BANNEKER PLAZA ASSOCIATES
                              BENTON SQUARE, LTD.
                              BRIGHTWOOD LIMITED PARTNERSHIP
                              CARTER ASSOCIATES LIMITED PARTNERSHIP
                              CHRISTOPHER COURT HOUSING COMPANY
                              COLONIAL TERRACE I ASSOCIATES
                              COLONIAL TERRACE II ASSOCIATES
                              CONCORD HOUSES ASSOCIATES
                              DUKE MANOR ASSOCIATES
                              ELDERLY HOUSING ASSOCIATES LTD. PARTNERSHIP
                              FERNCLIFF LIMITED PARTNERSHIP
                              FOREST APARTMENTS ASSOCIATES

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997

                        INDEX OF 1996 AUDITORS' REPORTS

                              GATE MANOR APARTMENTS, LTD.
                              GREENFIELD APARTMENTS LIMITED PARTNERSHIP
                              GREENFIELD LIMITED PARTNERSHIP
                              GREENFIELD NORTH APARTMENTS LIMITED PARTNERSHIP GREENFIELD NORTH LIMITED PARTNERSHIP
                              HAILI ASSOCIATES
                              HOLLOWS ASSOCIATES
                              HOUSTON ARISTOCRAT APARTMENTS, LTD.
                              KAPUNA ASSOCIATES
                              KIMBERTON APARTMENTS ASSOCIATES
                              KOOLAU HOUSING ASSOCIATES
                              LAKEVIEW ARMS ASSOCIATES
                              LEE-HY MANOR ASSOCIATES LIMITED PARTNERSHIP
                              LOCUST PARK ASSOCIATES
                              LORING TOWERS ASSOCIATES
                              MILLIKEN APARTMENTS COMPANY
                              MONUMENT STREET LIMITED PARTNERSHIP
                              NEIGHBORHOODS OF THE UNIVERSITIES LOCK STREET
                                APARTMENTS COMPANY
                              OAK HOLLOW SOUTH ASSOCIATES
                              OAK PARK LIMITED PARTNERSHIP
                              ORCHARD MEWS ASSOCIATES
                              OXFORD PLACE ASSOCIATES
                              PITTSFIELD NEIGHBORHOOD ASSOCIATES
                              PORTFOLIO PROPERTIES FOUR ASSOCIATES
                              PRINCE STREET TOWERS LIMITED PARTNERSHIP
                              REGISTRY SQUARE, LTD.
                              SENCIT-LEBANON COMPANY
                              ST. NICHOLAS ASSOCIATES
                              TAMARAC PINES, LTD.
                              TAMARAC PINES II, LTD.
                              TAUNTON GREEN ASSOCIATES
                              TAUNTON II ASSOCIATES
                              THE NATIONAL HOUSING PARTNERSHIP--II
                              TOMPKINS TERRACE ASSOCIATES
                              WAIPAHU ASSOCIATES
                              WASHINGTON CHINATOWN ASSOCIATES
                              WINDSOR APARTMENTS ASSOCIATES
                              WOODCREST APARTMENTS, LTD.
                              WORCHESTER EPISCOPAL HOUSING COMPANY

Prague & Richmond
                              CROSLAND HOUSING ASSOCIATES

Reznick, Fedder &
  Silverman
                              BEAUTIFUL VILLAGE ASSOCIATES REDEVELOPMENT COMPANY BRANCHWOOD TOWERS LIMITED PARTNERSHIP
                              BROOKVIEW APARTMENTS COMPANY LIMITED
                              CITRUS PARK ASSOCIATES, LTD.
                              CLOVER RIDGE EAST LIMITED PARTNERSHIP
                              COLONY APARTMENTS COMPANY LIMITED
                              COMMUNITY CIRCLE II, LIMITED
                              COPPERSTONE CIRCLE LIMITED PARTNERSHIP
                              COPPERSTONE LIMITED PARTNERSHIP
                              COUNTRY LAKES ASSOCIATES TWO
                              DIAKONIA ASSOCIATES LIMITED PARTNERSHIP
                              EAST HAMPTON LIMITED PARTNERSHIP
                              EASTON TERRACE I ASSOCIATES
                              EASTRIDGE APARTMENTS
                              EASTRIDGE APARTMENTS ASSOCIATES
                              EDGEWOOD II ASSOCIATES
                              EMORY GROVE ASSOCIATES LIMITED PARTNERSHIP
                              EMORY GROVE LIMITED PARTNERSHIP
                              FAIRBURN & GORDON ASSOCIATES, PHASE I
                              FAIRBURN & GORDON ASSOCIATES, PHASE II
                              FIRST ALEXANDRIA ASSOCIATES

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997

                        INDEX OF 1996 AUDITORS' REPORTS

                              FLATBUSH NSA ASSOCIATES
                              FRANKLIN SQUARE SCHOOL ASSOCIATES
                              GATES MILL I LIMITED PARTNERSHIP
                              GROSVENOR HOUSE ASSOCIATES LIMITED PARTNERSHIP INTOWN WEST ASSOCIATES LIMITED PARTNERSHIP LAING VILLAGE
                              LAKE AVENUE ASSOCIATES
                              LAKE CROSSING LIMITED PARTNERSHIP
                              LAKEHAVEN ASSOCIATES ONE
                              LAKEHAVEN ASSOCIATES TWO
                              LINDEN COURT ASSOCIATES
                              LOUDOUN HOUSE LIMITED PARTNERSHIP
                              MONACO ARMS ASSOCIATES I
                              MONACO ARMS ASSOCIATES II
                              MUSKE LIMITED PARTNERSHIP
                              NATICK ASSOCIATES
                              OAKCREST TERRACE APARTMENTS
                              OAKLAND CITY/WEST END ASSOCIATES, LTD.
                              OAKWOOD LIMITED PARTNERSHIP
                              OAKWOOD MUSKEGON ASSOCIATES
                              ORANGEBURG MANOR
                              PARKVIEW ASSOCIATES
                              PLEASANT VALLEY APARTMENTS, LTD.
                              QUEENSTOWN APARTMENTS LIMITED PARTNERSHIP
                              RUSCOMBE GARDENS LIMITED PARTNERSHIP
                              SANDY SPRINGS ASSOCIATES, LTD.
                              SENCIT-JACKSONVILLE COMPANY, LTD.
                              TIFFANY REHAB ASSOCIATES
                              TWIN TOWERS ASSOCIATES
                              TYEE ASSOCIATES LIMITED PARTNERSHIP
                              URBANIZACION MARIA LOPEZ HOUSING COMPANY
                              VILLAGE GREEN APARTMENTS COMPANY LIMITED
                              VINEVILLE TOWERS ASSOCIATES, LTD.
                              WESTGATE APARTMENTS
                              WESTMINSTER ASSOCIATES
                              WOLLASTON MANOR ASSOCIATES
                              WOODSIDE VILLAGE LIMITED PARTNERSHIP

Robert Ercolini & Company
                              2900 VAN NESS ASSOCIATES
                              7400 ROOSEVELT INVESTORS
                              CONNECTICUT COLONY ASSOCIATES LIMITED PARTNERSHIP FAIRFAX ASSOCIATES LIMITED PARTNERSHIP
                              GREATER HARTFORD ASSOCIATES LIMITED PARTNERSHIP IVANHOE ASSOCIATES LIMITED PARTNERSHIP
                              NORCO ASSOCIATES
                              RIDGE CARLTON ASSOCIATES LIMITED PARTNERSHIP
                              RIVER LOFT APARTMENTS LIMITED PARTNERSHIP
                              SCOTCH ASSOCIATES LIMITED PARTNERSHIP
                              SCOTCH LANE ASSOCIATES
                              STANDART WOODS ASSOCIATES LIMITED PARTNERSHIP WEST LAKE ARMS LIMITED PARTNERSHIP
                              WYNTRE BROOK ASSOCIATES

Russell, Thompson, Butler
  & Houston
                              CHESTERFIELD HOUSING ASSOCIATES
                              COMMUNITY DEVELOPERS OF PRINCEVILLE
                              EASTCOURT VILLAGE PARTNERS
                              EUSTIS APARTMENTS, LTD
                              GROVE PARK VILLAS LTD
                              HEMINGWAY HOUSING ASSOCIATES

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997

                        INDEX OF 1996 AUDITORS' REPORTS

                              HIGHLANDS VILLAGE II
                              HOUSING ASSISTANCE OF MOUNT DORA, LTD.
                              HOUSING ASSISTANCE OF ORANGE CITY, LTD.
                              HOUSING ASSISTANCE OF SEBRING, LTD.
                              HOUSING ASSISTANCE OF VERO BEACH, LTD.
                              HURBELL I LIMITED PARTNERSHIP
                              HURBELL IV LIMITED PARTNERSHIP
                              LAKE WALES VILLAS LTD
                              LAKEVIEW VILLAS, LTD.
                              MCCOLL HOUSING ASSOCIATES
                              ORANGE CITY VILLAS II, LTD.
                              PARKVIEW APARTMENTS
                              PEPPERTREE VILLAGE OF AVON PARK, LTD.
                              SOUTH HIAWASSEE VILLAGE, LTD.
                              ST. GEORGE VILLAS
                              THE MEADOWS APARTMENTS, LTD.
                              UNITED HOUSING PARTNERS--CUTHBERT, LTD.
                              UNITED HOUSING PARTNERS--ELMWOOD, LTD.
                              UNITED HOUSING PARTNERS--MORRISTOWN, LTD.
                              UNITED HOUSING PARTNERS--WELCH, LTD.
                              WOODSIDE VILLAS OF ARCADIA, LTD.

Sciarabba Walker & Co.
  LLP
                              ABBOTT ASSOCIATES

Wallace Sanders & Company
                              NHP CHAPPARAL ASSOCIATES, L.P.
                              NHP COUNTRY CLUB WOODS ASSOCIATES, L.P.
                              NHP COUNTRY CLUB WOODS, L.P.
                              NHP GREENBRIAR ASSOCIATES, L.P.
                              NHP GREENBRIAR, L.P.
                              NHP HESSIAN HILLS, L.P.
                              NHP HIGH RIVER, L.P.
                              NHP SPRING LAKE MANOR ASSOCIATES, L.P.
                              NHP SPRING LAKE MANOR, L.P.
                              NHP TOWN & COUNTRY/COUNTRY PLACE ASSOCIATES, L.P. NHP TOWN & COUNTRY/COUNTRY PLACE, L.P.
                              NHP TOWNHOUSE ASSOCIATES, L.P.
                              NHP TOWNHOUSE, L.P.
                              NHP TWIN GATES EAST, L.P.
                              NHP WILL-O-WISP ARMS, L.P.

Warady and Davis
                              CENTRAL WOODLAWN REHAB JOINT VENTURE
                              CHURCH STREET ASSOCIATES
                              MRR LIMITED PARTNERSHIP
                              NEW VISTAS APARTMENTS ASSOCIATES
                              NEW VISTAS APARTMENTS ASSOCIATES--PHASE II
                              PALMER SQUARE APARTMENTS ASSOCIATES
                              PARKWAYS ASSOCIATES
                              THE NORTH WASHINGTON PARK PARTNERSHIP
                              THE OAK PARK PARTNERSHIP
                              THE ROGERS PARK PARTNERSHIP

Ziner and Company, P.C.
                              UNITED FRONT HOMES

Zinner & Co.
                              VISTULA HERITAGE VILLAGE

* Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form 8-K/A dated June 3, 1997 filed by Apartment Investment and Management Company (AIMCO) on June 27, 1997